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                                                               EXHIBIT  10.01(p)


                               AMENDMENT NO. 12 TO THE
                             LOAN AND SECURITY AGREEMENT


    THIS AMENDMENT NO. 12 TO THE LOAN AND SECURITY AGREEMENT ("Amendment No. 12") is made and entered into by and among MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), NATIONAL METAL PROCESSING, INC., a Michigan corporation ("NMP"), INTERSTATE METAL PROCESSING, INC., an Ohio corporation ("IMP"), PRECISE PAC, INC. (f/k/a National Metal Shearing Corp.), a Michigan corporation ("PPI"), and MERIDIAN ENVIRONMENTAL SERVICES, INC., a Michigan corporation ("MES"; and together with MNC, ORS, NMP, IMP and PPI sometimes shall be referred to collectively as "Borrowers" and individually as a "Borrower"), and NATIONAL CANADA FINANCE CORP. ("Bank")

                                  RECITALS

    A. On December 6, 1989, Borrowers and the Bank of New England, N.A. ("BNE") entered into a certain Loan And Security Agreement (the "Loan Agreement," all terms defined therein being used in this Amendment No. 12 with the same meaning unless otherwise stated) under the terms of which BNE loaned to Borrowers $1,000,000 on a term loan basis, and $7,000,000 on a revolving loan basis, pursuant to the provisions set forth in the Loan Agreement.

    B. In March 1990, Borrowers and BNE entered into Amendment No. 1 to Loan And Security Agreement ("Amendment No. 1") to provide for (1) an increase in the amount of funds Borrowers could borrower under the Revolving Loan Borrowing Base in the form of an over-advance of not more than Five Hundred Thousand Dollars ($500,000), and (2) such other items as are set forth in Amendment No. 1.

    C. On September 14, 1990, Borrowers and Bank (as the successor-in-interest to BNE and BNE's rights, duties, and remedies under the Loan Agreement) entered into Amendment No. 2 To The Loan And Security Agreement ("Amendment No. 2") to (1) decrease the Revolving Loan Borrowing Base on Eligible Inventory from $4,000,000 to $3,000,000, (2) decrease the amount of the Revolving Loan Borrowing Base by the face amount of the Letters of Credit issued by Bank to Borrowers, (3) modify the definition of "Revolving Loan Borrowing Base", and (4) establish a compensating balance of $1,000,000 in Borrowers' Collateral.

    D. Effective as of May 31, 1991, each Borrowers and Bank entered into Amendment No. 3 To The Loan And Security Agreement ("Amendment No. 3") to (1) decrease the maximum amount of the Revolving Loan from $7,000,000 to $5,300,000,
(2)  reduce the outstanding principal balance of the Term Loan to $400,000, and
(3) reduce the compensating balance to $700,000.

    E. Effective as of June 22, 1992, Borrowers and Bank entered into Amendment No. 4 To The Loan And Security Agreement ("Amendment No. 4") to modify certain covenants set forth in the Loan Agreement.

    F. On or about February 1, 1993, ORS and Canterbury Steel Corporation (kna CSX, Inc.), a Michigan corporation ("Canterbury"), entered into that certain Partnership Agreement of Canterbury


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Steel Company ("CSC") to engage in, among other things, the steel service center business. ORS and Canterbury acquired a 50.1% and a 49.9% general partnership interest, respectively, in CSC.

    G. On May 11, 1993, Borrowers, CSC and Bank entered into Amendment No. 5 To The Loan And Security Agreement ("Amendment No. 5") to (1) add CSC as a co-obligor for the repayment of all loans to Borrowers and CSC by Bank, (2) provide for certain representations, warranties and covenants of CSC, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 5.

    H. In a letter from Borrowers and CSC to Bank dated June 9, 1993 (the "Letter Amendment"), Borrowers, CSC and Bank amended the Loan Agreement, as amended, to modify certain financial covenants of Borrowers and CSC.

    I.   On October 20, 1993, Borrowers, CSC and Bank entered into Amendment
No. 6 To The Loan And Security Agreement ("Amendment No. 6") to (1) increase the maximum amount of funds Borrowers and CSC may borrow under the Revolving Loan from $5,300,000 to $6,000,000, (2) modify certain financial covenants of Borrowers and CSC, and (3) provide for such other modifications as are set forth in the provisions of Amendment No. 6.

    J. In or about January of 1994, CSC was dissolved and liquidated by ORS and Canterbury.

    K.   On January 31, 1994, Borrowers and Bank entered into Amendment No. 7
To The Loan And Security Agreement ("Amendment No. 7") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $6,000,000 to $7,200,000, (2) provide Borrowers with a $300,000 Term Loan facility, (3) modify certain financial covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 7.

    L. Effective as of November 30, 1994, Borrowers and Bank entered into amendment No. 8 To The Loan And Security Agreement ("Amendment No. 8") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $7,200,000 to $9,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory to $4,500,000, (3) decrease the Contract Rate on the Revolving Loan to one (1) percentage point above the Base Rate, (4) modify certain financial covenants of Borrowers, and (5) provide for such other amendments and modifications as are set forth in Amendment No. 8.

    M. Effective as of February 14, 1995, Borrowers and Bank entered into Amendment No. 9 To The Loan And Security Agreement ("Amendment No. 9") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $9,000,000 to $10,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $4,500,000 to $5,000,000, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 9.

    N.   Effective as of May 25, 1995, Borrowers and Bank entered into
Amendment No. 10 To The Loan And Security Agreement ("Amendment No. 10") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $10,000,000 to $12,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $5,000,000 to $5,500,000, (3) modify certain covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 10.


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    O.   Effective as of February 29, 1996, Borrowers and Bank entered into
Amendment No. 11 To The Loan And Security Agreement ("Amendment No. 11") to
(1) provide a $300,000 Term Loan facility to Environmental Purification Industries, Inc. ("EPI"), a subsidiary of MNC, and (2) provide for such other amendments and modifications as are set forth in Amendment No. 11.

    P. Borrowers and Bank now desire to amend the Loan Agreement, as amended, to (1) provide a $350,000 Term Loan facility to EPI, and (2) provide for such other amendments and modifications as are set forth in this Amendment No. 12.

    Q. Due to the affiliation and financial interdependence of Borrowers, Bank and Borrowers have determined that it would be in their respective best interests for each Borrower to be a joint and several obligor of each other Borrower's obligations to Bank in accordance with the provisions set forth in the Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11 and this Amendment No. 12.


                                      PROVISIONS

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 12, the parties agree as follows:

I.  AMENDMENTS TO LOAN AGREEMENT.

    The Loan Agreement is amended as follows:

    A. On and after the effective date of this Amendment No. 12, each reference in the Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10 and Amendment No. 11 to "this Agreement," "hereunder," and "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11 and Amendment No. 12. The Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11 and Amendment No. 12 is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

    B. A new definition of "EPI First Term Note" is added to Section 1.1 of the Loan Agreement, as amended, as follows:

         EPI FIRST TERM NOTE - The term note to be executed by Environmental Purification Industries, Inc. and MNC in the form attached to Amendment No. 11 as EXHIBIT 1 (with such changes or modifications, if any, to which Bank may agree) evidencing the EPI First Term Loan made by Bank pursuant to Section 2.1(B) of this Agreement, together with all amendments, and all notes issued in substitution or replacement of, such term note.

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    C.   A new definition of "EPI Second Term Note" is added to Section 1.1 of the Loan Agreement as amended, as follows:

         EPI SECOND TERM NOTE The term note to be executed by Environmental Purification Industries, Inc. and MNC in the form attached to Amendment No. 12 as EXHIBIT 1 (with such changes or modifications, if any, to which Bank may agree) evidencing the EPI Second Term Loan made by Bank pursuant to Section 2.1(C) of this Agreement, together with all amendments, and all notes issued in substitution or replacement of, such term note.

    D. The definition of "EPI Term Note" is set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

         EPI TERM NOTES - The EPI First Term Note and the EPI Second Term Note.

    E. The definition of "Notes" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

         NOTES - The Credit Note, Term Note, EPI Term Notes and other notes or other instruments evidencing Borrowers' obligation to repay any Obligations.

    F. Section 2.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

         2.1  TERM LOAN AND EPI TERM LOANS.

              (A) TERM LOAN. Bank shall make a term loan (the "Term Loan") to Borrowers in the original principal amount of Three Hundred Thousand Dollars ($300,000). The Term Loan shall be subject to repayment in accordance with, and bear interest as provided in,
         Section 2.2(A) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the Term Note.

              (B)  EPI FIRST TERM LOAN.  Bank shall make a term loan  (the
         "EPI First Term Loan") to Environmental Purification Industries,
         Inc., a subsidiary of MNC, in the original principal amount of Three Hundred Thousand Dollars ($300,000). The EPI First Term Loan shall be co-signed by MNC and shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(B) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the EPI First Term Note.

              (C) EPI SECOND TERM LOAN. Bank shall make a term loan (the "EPI Second Term Loan") to Environmental Purification Industries, Inc., a subsidiary of MNC, in the original principal amount of Three Hundred Fifty Thousand Dollars ($350,000). The EPI Second Term Loan shall be co-signed by MNC and shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(C) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the EPI Second Term Note.

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    F.   Section 2.2 of the Loan Agreement, as amended, is amended and restated
in its entirety as follows:

         2.2  PAYMENT TERMS OF TERM LOAN AND EPI TERM LOANS.

         (A)  TERM LOAN.

              (1) INTEREST. The Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing January 31, 1994. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360-day year basis based upon the actual number of days elapsed.

              (2) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise to the provisions of the Term Note, the principal balance of the Term Loan shall be payable in sixty (60) equal monthly installments of Five Thousand Dollars ($5,000) each, commencing on January 31, 1994, and continuing on the last day of each successive month thereafter until paid in full.

         (B)  EPI FIRST TERM LOAN.

              (1) INTEREST. The EPI First Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing March 31, 1996. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360 day year basis based upon the actual number of days elapsed.

              (2) PRINCIPAL. Subject otherwise to the provisions of the EPI First Term Note, the principal amount of the EPI First Term Loan shall be payable in full on July 31, 1996 (pursuant to letter agreement dated June 4, 1996).

         (C)  EPI SECOND TERM LOAN.

              (1) INTEREST. The EPI Second Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the
                   last day of each month commencing July 31, 1996.   Any
                   increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360 day year basis based upon the actual number of days elapsed.

              (2) PRINCIPAL. Subject otherwise to the provisions of the EPI Second Term Note, the principal amount of the EPI Second Term Loan and any unpaid interest shall be payable in full on August 15, 1996.


II.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.

     A. Each Borrower represents, warrants and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever, except as have been granted to Bank.

     B. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Loan Agreement, as amended, shall continue and be binding on Borrowers under this Amendment No. 12.

III. CONDITIONS PRECEDENT.

     Each Borrower acknowledges that the effectiveness of this Amendment No. 12 is subject to the following:

     A. The receipt by Bank on the date of this Amendment No. 12 in form and substance and satisfactory to Bank and its counsel of the following:

     1. A certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Amendment No. 12 and all of the matters described in this Amendment No. 12, and every other document or instrument required to be delivered pursuant to this Amendment No. 12.

     2. A Certificate signed by a duly authorized officer of each Borrower to the effect that:

          (a) As of the date hereof, except for Events of Default which have been disclosed to Bank concerning Borrower's compliance with certain financial covenants, no Event of Default has occurred and is continuing, and no event has occurred which, with the giving of notice or passage of time or both, would constitute an Event of Default.

          (b) Except as otherwise disclosed, the representations and warranties of Borrowers set forth in Section 6 of the Loan Agreement are true and correct on the date of this Amendment No. 12 with the same force and effect as if made on this date.

     3. A Certificate of an officer of each Borrower certifying (a) to the incumbency and signatures of the officers of such Borrower signing this Amendment No. 12 and every other document and instrument to be delivered pursuant to this Amendment No. 12, and (b) to the effect that such Borrower's Articles (or Certificate) of Incorporation and Code of Regulations (or By-laws) have not been amended since the execution of the Loan Agreement except for (i) the name change by PPI from "National Metal Shearing Corp." to Precise Pac, Inc. on or about April, 1992, and (ii) the reverse stock split by MNC in August of 1993.

     4.   A Certificate signed by a duly authorized officer of EPI certifying:

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          (a)  to the incumbency and signatures of the officers of EPI signing the EPI Second Term Note;

          (b) to the effect that EPI is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business and is in good standing as a foreign corporation in each other state or jurisdiction where the character of its property or the nature of its activities makes such qualification necessary; and

          (c) to the effect that EPI has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform its obligations under the EPI Second Term Note and that the EPI Second Term Note has been duly authorized and approved by the Board of Directors of EPI and is the legal, valid and binding obligation of EPI enforceable against EPI in accordance with its terms.

               5. A certified copy of resolutions of Members of the Board of Directors of EPI approving the EPI Second Term Note and every other document or instrument required to be delivered by EPI pursuant to this Amendment No. 12.

               6.   The EPI Second Term Note, in substantially the form of
          EXHIBIT 1 attached to this Amendment No. 12, duly executed by EPI and MNC.

               7. Such other documents and instruments as Bank may reasonably request to implement this Amendment No. 12 and the transactions described in this Amendment No. 12.

          B. The receipt by Bank from Borrowers of an amendment fee in the amount of $6,000.

IV.  APPLICABLE LAW.

     This Amendment No. 12 shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be construed in accordance with the laws of such State.

V.   COUNTERPARTS.

This Amendment No. 12 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Amendment No. 12 may execute this Amendment No. 12 by signing any such counterpart.

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 12 by their duly authorized officers this 25TH day of July 1996.


NATIONAL CANADA FINANCE CORP.                MERIDIAN NATIONAL CORPORATION

By:  /s/  Jack Jankovic                      By:  /s/  James L. Rosino
     ------------------                           --------------------
Title:  Vice President                       Title:  Vice President - Finance


                                             PRECISE PAC, INC. (f/k/a)
NATIONAL METAL PROCESSING, INC.              National Metal Shearing
By:  /s/  James L. Rosino                    By:  /s/  James L. Rosino
     --------------------                         --------------------
Title:  Vice President - Finance             Title:  Vice President - Finance


OTTAWA  RIVER STEEL CO.                      MERIDIAN ENVIRONMENTAL SERVICES,
                                             INC.
By:  /s/  James L. Rosino                    By:  /s/  James L. Rosino
     --------------------                         --------------------
Title:  Vice President - Finance             Title:  Vice President - Finance


INTERSTATE METAL PROCESSING, INC.
By:  /s/  James L. Rosino
     --------------------
Title:  Vice President - Finance